EXHIBIT 10.17



                     Put /Call Option to Sell Itochu Shares

In consideration of the respective put and call options granted below, the undersigned parties hereby agree as follows effective as of September 1, 1999:

1. The undersigned, Carl D. Perry ("Perry"), hereby grants U.S. Electricar, Inc., a California corporation doing business as Enova Systems ("Enova Systems"), the right to purchase 23,970,000 shares of Enova Systems common stock for $100,000 exercisable between March 25, 2000 through March 30, 2000 (the "Call Option"). Enova Systems may exercise the Call Option by delivering written notice of its exercise of the Call Option to Perry during such exercise period. Payment of the Call Option price shall be made at such time that Perry delivers the Shares to Enova Systems duly endorsed for transfer.

2. Enova Systems hereby grants to Perry the right to sell the Shares to Enova Systems for $50,000 exercisable between March 25, 2000 through March 30, 2000 (the "Put Option"). Perry may exercise the Put Option by delivering written notice of his exercise of the Put Option to Enova Systems during the exercise period. Payment of the Put Option price shall be made at such time that Perry delivers the Shares to Enova Systems duly endorsed for transfer.

                                               ---------------------------------
                                               Carl D. Perry




                                               U.S. Electricar, Inc.
                                               (doing business as Enova Systems)


                                               By:
                                                   -----------------------------
                                                    (Signature)


                                                   -----------------------------
                                                    (Print Name & Title)